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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

  Date or report (Date of earliest event reported)          February 8, 1999
                                                       -------------------------



                              EDELBROCK CORPORATION
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             (Exact name of Registrant as specified in its charter)


             Delaware                          0-24802                33-0627520
-----------------------------------    ------------------------    ---------------------
  (State or other jurisdiction of       (Commission File No.)        (IRS Employer
           incorporation                                            Identification No.)


     2700 California Street,   Torrance   CA                          90503
     -----------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)


  Registrant's telephone number, including area code:          310-781-2222
                                                           ---------------------


                                 Not Applicable
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                            (Former name and address)


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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT


                 On February 8, 1999, the Registrant dismissed their independent auditors, BDO Seidman LLP for the audit of fiscal year 1999. The decision to dismiss BDO Seidman LLP as the Registrant's independent auditors was approved by the Audit Committee of the Registrant's Board of Directors. The reports of BDO Seidman LLP on the Registrant's financial statements for the fiscal years ended June 30, 1998 and June 30, 1997 did not contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles. In connection with its audits for the Registrant's two most recent fiscal years and through February 8, 1999 there were no disagreements with BDO Seidman LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                 The Registrant engaged Grant Thornton LLP as its independent accountant as of February 10, 1999. During the Registrant's two most recent fiscal years, and through February 10, 1999, the Registrant did not consult with Grant Thornton LLP as to either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements and the Registrant did not consult with Grant Thornton LLP as to any matter that was either the subject of a disagreement or reportable event.



ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS
                 (c) Exhibits

                 99.1 Letter from BDO Seidman LLP dated February 10, 1999 that reported that there were no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.



Date:   February 11, 1999                 By:   /s/ Jeffrey L. Thompson
        ----------------------------            --------------------------------
                                                Jeffrey L. Thompson,

                                          Its:  Executive Vice President
                                                Chief Operating Officer and
                                                Director